UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 12, 2014 (June 11, 2014)

EMERALD OIL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-35097	77-0639000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Broadway, Suite 1360
Denver, CO 80202

(Address of principal executive offices, including zip code)

(303) 595-5600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

As further described in Item 3.03 below, Emerald Oil, Inc., a Montana corporation (“Emerald Montana”), consummated a reincorporation merger (the “Reincorporation”) with and into its wholly owned subsidiary, Emerald Oil, Inc., a Delaware corporation (the “Company”), pursuant to the terms of an Agreement and Plan of Merger entered into between Emerald Montana and the Company on June 11, 2014, which is attached as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference. The effective time and date of the Reincorporation was 11:59 p.m. MST on June 11, 2014 (the “Effective Time”). As a result of the Reincorporation, the Registrant is now a Delaware corporation and Emerald Montana has ceased to exist. The directors and officers of Emerald Montana are now the directors and officers of the Company, and the Company will continue to operate the business of Emerald Montana as it existed immediately prior to the Reincorporation.

Item 3.03 Material Modification to Rights of Security Holders.

At the Effective Time, Emerald Montana changed its state of incorporation from Montana to Delaware through a merger with and into the Company, which was formed for the purpose of the Reincorporation. The Reincorporation was accomplished pursuant to the terms of an Agreement and Plan of Merger entered into between Emerald Montana and the Company on June 11, 2014, which is attached as Exhibit 2.1 to this Current Report on Form 8-K. The shareholders of Emerald Montana approved the Reincorporation pursuant to the Agreement and Plan of Merger at the 2014 Annual Meeting of Shareholders of Emerald Montana held on June 11, 2014.

At the Effective Time, (i) each share of Emerald Montana’s common stock, par value $0.001, issued and outstanding was automatically converted into one share of the Company’s common stock, $0.001 par value per share (the “Common Stock”); and (ii) all options and other rights to acquire Emerald Montana’s common stock outstanding immediately before the Effective Time were also automatically converted into options and rights to acquire the same number of shares of the Company’s Common Stock upon the same terms, including price. Each outstanding certificate representing shares of Emerald Montana’s common stock was deemed, without any action by the shareholders, to represent the same number of shares of the Company’s Common Stock. Emerald Montana shareholders may, but are not required to, exchange their stock certificates as a result of the Reincorporation.

In accordance with Rule 12g-3(a) under the Exchange Act, the shares of Common Stock of the Company were deemed to be registered under Section 12(b) of the Exchange Act as the successor to Emerald Montana. The shares of Common Stock of the Company continue to be listed on the NYSE MKT under the symbol “EOX.”

Prior to the Effective Time, the rights of Emerald Montana’s shareholders were governed by the Montana Business Corporation Act and Emerald Montana’s Articles of Incorporation, as amended, and Amended and Restated Bylaws. As a result of the Reincorporation, holders of Emerald Montana common stock are now holders of the Company’s Common Stock, and their rights as shareholders are governed by the Delaware General Corporation Law and the Company’s Certificate of Incorporation and Bylaws. The Company’s Certificate of Incorporation and Bylaws are attached to this Current Report on Form 8-K as Exhibits 3.1 and 3.2, respectively, and are incorporated by reference herein.

The Company hereby incorporates by reference the description of the Common Stock contained in the section entitled “Proposal No. 4 – Consider and Vote Upon a Proposal to Allow Us to Change Our State of Incorporation from Montana to Delaware” in Emerald Montana’s definitive proxy statement on Schedule 14A, as filed with the SEC on April 24, 2014.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information in Item 3.03 above is incorporated herein by reference.

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Item 5.07 Submission of Matters to a Vote of Security Holders.

Emerald Montana held its annual meeting of shareholders on June 11, 2014. Set forth below are the final voting results for each of the matters submitted to a vote of the shareholders. For more information about the proposals set forth below, please see Emerald Montana’s 2014 definitive proxy statement on Schedule 14A, as filed with the SEC on April 24, 2014.

Proposal 1—Election of Directors

The first of those proposals related to the election of six individuals to serve as directors of Emerald Montana for one-year terms expiring in 2015. The six directors elected and the tabulation of votes (both in person and by proxy) for this proposal were as follows:

Nominees for Director	Votes For	Votes Against/ Withheld	Abstentions	Broker Non-Votes

Thomas J. Edelman	44,686,098	1,741,934		14,543,525
Duke R. Ligon	39,946,623	6,481,409		14,543,525
James Russell (J.R.) Reger	44,218,562	2,209,470		14,543,525
McAndrew Rudisill	44,264,175	2,163,857		14,543,525
Seth Setrakian	44,383,642	2,044,390		14,543,525
Daniel L. Spears	44,384,446	2,043,586		14,543,525

Proposal 2—Advisory Vote on Compensation of Named Executive Officers

The second proposal related to a shareholder advisory vote on the compensation of Emerald Montana’s named executive officers, which was approved:

Votes For	Votes Against/Withheld	Abstentions	Broker Non-Votes

30,161,508	15,805,301	461,223	14,543,525

Proposal 3—Advisory Vote on the Frequency of a Vote on the Approval of Compensation of Named Executive Officers

The third proposal related to changing the frequency of the shareholder advisory vote on the compensation of Emerald Montana’s named executive officers from every three years to every two years, which was approved:

Votes For	Votes Against/Withheld	Abstentions	Broker Non-Votes

27,177,579	19,202,186	48,267	14,543,525

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Proposal 4—Vote to Allow Emerald Montana to Change its State of Incorporation from Montana to Delaware

The fourth proposal related to permitting Emerald Montana to change its state of incorporation from Montana to Delaware, which was approved:

Votes For	Votes Against/Withheld	Abstentions	Broker Non-Votes

45,380,822	1,032,200	15,010	14,543,525

Proposal 5—Ratification of BDO USA, LLP

The fourth proposal related to the ratification of the appointment of BDO USA, LLP, an independent registered public accounting firm, as Emerald Montana’s independent registered public accountants for the fiscal year ending December 31, 2014, which was approved:

Votes For	Votes Against/Withheld	Abstentions	Broker Non-Votes

60,747,845	174,819	48,893	0

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

2.1 Agreement and Plan of Merger
3.1 Certificate of Incorporation of Emerald Oil, Inc.
3.2 Bylaws of Emerald Oil, Inc.
3.3 Delaware Certificate of Ownership and Merger
3.4 Montana Articles of Merger
4.1 Form of Common Stock Certificate

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

EMERALD OIL, INC.

Date: June 12, 2014	By:	/s/ Paul Wiesner
Paul Wiesner
Chief Financial Officer

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